UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 23, 2014

PEOPLES FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Mississippi	01-12103	64-0709834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS	39530
(Address of Principal Executive Offices)	(Zip Code)

(228) 435-5511

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230. 425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 23, 2014, Peoples Financial Corporation issued a press release announcing its results for the first half of 2014.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Peoples Financial Corporation dated July 23, 2014, “Peoples Financial Corporation Earns $335,000 in Second Quarter of 2014, Reversing Loss in Same Period of 2013.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2014

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO